Exhibit 32.1     Certification of the Principal Executive Officer of Metrospaces, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Metrospaces, Inc. (the "Company") for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Carlos Daniel Silva, Principal Executive Officer of Metrospaces, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 22, 2015

By: /s/ Carlos Daniel Silva
       Principal executive officer; Director;
       Acting principal accounting officer;
       Acting principal financial officer